Earnings Per Common Share	12 Months Ended
Jun. 30, 2015
Earnings Per Share (EPS)
Earnings Per Common Share

11. Earnings Per Common Share

        EPS is computed by dividing net income allocated to common shareholders by the weighted average common shares outstanding. The following table shows the weighted average number of shares outstanding for the periods indicated. Shares issuable relative to stock options granted have been reflected as an increase in the shares outstanding used to calculate diluted EPS, after applying the treasury stock method. The number of shares outstanding for basic and diluted EPS is presented as follows:

	Year ended June 30,
	2015	2014
	(Dollars in thousands, except share and per share data)
Net income from continuing operations	$7,141	$2,692
Preferred stock dividends and accretion	—	—

Net income from continuing operations available to common shareholders	$7,141	$2,692

Weighted average shares used in calculation of basic earnings per share	9,980,733	10,404,784
Incremental shares from assumed exercise of dilutive securities	—	—

Weighted average shares used in calculation of diluted earnings per share	9,980,733	10,404,784

Earnings per common share:
Income from continuing operations	$0.72	$0.26
Income from discontinued operations	0.00	0.00

Earnings per common share	$0.72	$0.26

Diluted earnings per common share:
Income from continuing operations	$0.72	$0.26
Income from discontinued operations	0.00	0.00

Diluted earnings per common share	$0.72	$0.26

        For the years ended June 30, 2015 and 2014, the following stock options and warrants were excluded from the calculation of diluted EPS due to the exercise price of these options exceeding the average market price of the Company's common stock for the period. These options, which were not dilutive at that date, may potentially dilute EPS in the future.

	Year ended June 30,
	2015	2014
Stock options	1,059,721	1,149,131
Warrants	—	—